                                                                   EXHIBIT 10.1D


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

            THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 20, 2003 (this "Amendment"), is among STEEL DYNAMICS, INC. (the "Borrower"), the Lenders (as defined below) signatories hereto, JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as Arranger and Syndication Agent.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, certain financial institutions and other Persons (such capitalized term and other capitalized terms used in these recitals to have the meanings set forth or defined by reference in Part I below) from time to time parties thereto (collectively, the "Lenders"), JPMorgan Chase Bank, as Collateral Agent, the Administrative Agent, General Electric Capital Corporation, as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Arranger and Syndication Agent, are parties to the Credit Agreement, dated as of March 26, 2002, as amended by the First Amendment to Credit Agreement, dated as of August 6, 2002, as waived by the Letter Waiver, dated as of October 6, 2002, as amended by the Second Amendment to Credit Agreement, dated as of December 16, 2002, and as amended by the Third Amendment to Credit Agreement, dated as of January 23, 2003 (such Credit Agreement, as so amended and waived, the "Existing Credit Agreement");

            WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below; and

            WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects (the Existing Credit Agreement, as so amended or otherwise modified by this Amendment, being referred to as the "Credit Agreement");

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

                                    PART I
                                  DEFINITIONS

            SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

            "Administrative Agent" is defined in the preamble.

            "Amendment" is defined in the preamble.

            "Borrower" is defined in the preamble.

            "Credit Agreement" is defined in the third recital.

            "Existing Credit Agreement" is defined in the first recital.

            "Fourth Amendment Effective Date" is defined in Subpart 3.1.

            "Lenders" is defined in the first recital.

            SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                    PART II
                                   AMENDMENTS

            Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part; except as so amended or otherwise modified by this Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

            SUBPART 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 and 2.1.2.

                  SUBPART 2.1.1. Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the phrase "(other than the Capital Expenditures referred to in clauses (i) and (ii) of the proviso to Section 5.02(p))" appearing in clause (iv) of the definition of "Fixed Charge Coverage Ratio" and inserting in replacement therefor the phrase "(other than the Capital Expenditures referred to in clauses (i) and (ii) of the first proviso to Section 5.02(p) and the Capital Expenditures referred to in the second proviso to Section 5.02(p))."

                  SUBPART 2.1.2. Section 1.01 of the Existing Credit Agreement is hereby further amended by inserting the following new definitions therein in the appropriate alphabetical order:

                  "Fourth Amendment" means the Fourth Amendment, dated as of
            February 20, 2003, to this Agreement among the Borrower, the Administrative Agent, Morgan Stanley Senior Funding, Inc. and the Lenders parties thereto.

                  "Fourth Amendment Effective Date" is defined in Subpart 3.1 of the First Amendment.

                  "GalvPro Acquisition" means the acquisition by the Borrower of all of the assets of a cold rolled galvanizing facility in Jeffersonville, Indiana (the "GalvPro Facility") from GalvPro II LLC, all as described in the GalvPro Asset Purchase Agreement.

                  "GalvPro Asset Purchase Agreement" means the asset purchase agreement dated as of January 28, 2003 between the Borrower, as Buyer, GalvPro II LLC, as Seller, and ING Capital LLC.

                  "GalvPro Facility" has the meaning set forth therefor in the definition of "GalvPro Acquisition" above.

                  "GalvPro Sublease" means that certain sublease by and between
            GalvPro II LLC and the City of Jeffersonville acting by and through the Jefferson Redevelopment Commission, as lessor, dated December 10, 1999 and recorded December 13, 1999 as Instrument No. 26530, Miscellaneous Drawer 31, in the Clark County, Indiana Recorders' Office, which sublease will be assigned by GalvPro II LLC to the Borrower as set forth in the GalvPro Asset Purchase Agreement.

                  "Jeffersonville TIF Bonds" means the Jeffersonville
            Redevelopment Authority Tax Increment Lease Revenue Bonds of 1999 in the outstanding principal amount of $1,075,000 which will be acquired by the Borrower from GalvPro II LLC as set forth in the GalvPro Asset Purchase Agreement.

            SUBPART 2.2. Amendment to Article V. Article V of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.2.1 through 2.2.3.

                  SUBPART 2.2.1. Clause (f) of Section 5.02 of the Existing Credit Agreement is hereby amended by (a) deleting the punctuation mark "." appearing at the end of sub-clause (xii) thereof and inserting the punctuation mark ";" in replacement therefor and (b) inserting at the end thereof the following new sub-clauses (xiii) and (xiv):

            "(xiii) the GalvPro Acquisition; and

            (xiv) the Jeffersonville TIF Bonds."

                  SUBPART 2.2.2. Clause (h) of Section 5.02 of the Existing Credit Agreement is hereby amended by (a) deleting the punctuation mark "." appearing at the end thereof and inserting the punctuation mark "," in replacement therefor and (b) inserting at the end thereof the following phrase:

                  "and other than (and exclusive of obligations payable under)
            the GalvPro Sublease ".

                  SUBPART 2.2.3. Clause (p) of Section 5.02 of the Existing Credit Agreement is hereby amended by inserting at the end thereof the following new proviso:

                  "and provided further, however, that for the Fiscal Year
            ending on December 31, 2003, additional Capital Expenditures of no more than $25,000,000 in the aggregate may be made with respect to the acquisition of, and improvements to, the GalvPro Facility."

                                    PART III
                          CONDITIONS TO EFFECTIVENESS

            SUBPART 3.1. Effectiveness. This Amendment and the amendments contained herein shall become effective on the date (the "Fourth Amendment Effective Date") when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent, provided that such conditions are in any event fulfilled no later than February 28, 2003.

                  SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent and the Arranger shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Administrative Agent and the Required Lenders.

                  SUBPART 3.1.2. Amendment Fee. The Administrative Agent shall have received, for the account of each Lender which shall have executed this Amendment before 5:00 p.m. (New York time) on February 20, 2003, an amendment fee in an aggregate amount equal to .05% of the aggregate amount of each such Lender's Advances and Commitments.

                  SUBPART 3.1.3. Expenses. The Borrower shall have paid all expenses (including the fees and expenses of Shearman & Sterling) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

                  SUBPART 3.1.4. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and the Arranger and Shearman & Sterling as counsel. The Administrative Agent, the Arranger and counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent, the Arranger or counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent, the Arranger and counsel.

                                    PART IV
                  MISCELLANEOUS; REPRESENTATIONS AND COVENANTS

            SUBPART 4.1. Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Fourth Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Agreement" or "Credit Agreement", as applicable, shall refer to the Existing Credit Agreement, after giving effect to this Amendment, and this Amendment shall be a Loan Document for all purposes. The Borrower hereby confirms its obligations under Section 8.04 of the Credit Agreement to pay all fees and expenses of the Administrative Agent and the Arranger (including reasonable fees and out-of-pocket expenses of Shearman & Sterling) in connection with this Amendment and other ongoing administration of the Credit Agreement as provided in Section 8.04 of the Credit Agreement since the last invoice it received.

                  SUBPART 4.2. Give Security. (a) The Borrower hereby confirms its obligations under Section 5.01(j) of the Credit Agreement to give security in connection and with respect to the GalvPro Acquisition as such obligations are described in Section 5.01(j) of the Credit Agreement.

      (b) The Borrower hereby agrees to provide to the Collateral Agent within 45 days after the consummation of the GalvPro Acquisition (or 60 days, in the case of clause (vii) below), the following:

            (i) a leasehold mortgage upon the real estate and improvements to be acquired by the Borrower in Clark County, Indiana in connection with the GalvPro Acquisition in form and substance reasonably satisfactory to the Collateral Agent;

            (ii) evidence that the leasehold mortgage referred to in subparagraph (i) above has been duly recorded in the appropriate recording offices and that all filing and recording taxes and fees have been paid;

            (iii) a mortgage loan title insurance policy insuring the leasehold mortgage referred to in subparagraph (i) above in an amount acceptable to the Collateral Agent issued by a title insurance company of recognized standing reasonably satisfactory to the Collateral Agent ("Title Insurance Company") and in form and substance reasonably satisfactory to the Collateral Agent, along with such reinsurance and direct access agreements as the Collateral Agent may deem necessary or desirable;

            (iv) a survey in form and substance reasonably satisfactory to the Collateral Agent, certified to the Collateral Agent and the Title Insurance Company pursuant to a certification reasonably satisfactory to the Collateral Agent;

            (v) a favorable opinion of Barrett & McNagny, LLP, local counsel to the Lender Parties, in form and substance reasonably satisfactory to the Collateral Agent;

            (vi) evidence of the insurance required by the terms of the mortgage referred to in subparagraph (i) above;

            (vii) to the extent reasonably required by the Collateral Agent, estoppel and consent agreements executed by any lessors or sublessors under the GalvPro Sublease and the primary lease governing the GalvPro Sublease, all in form and substance satisfactory to Collateral Agent; and

            (viii) such other assignments, security agreements and other documents as may be reasonably required by the Collateral Agent to obtain and perfect liens and security interests for the benefit of the Lender Parties in the assets acquired by the Borrower pursuant to the GalvPro Acquisition.

      (c) The Borrower hereby agrees to provide to the Collateral Agent within 45 days after the acquisition of a fee interest in the GalvPro Facility, the following:

            (i) a mortgage upon the real estate and improvements acquired by the Borrower in connection with the GalvPro Facility in form and substance reasonably satisfactory to the Collateral Agent;

            (ii) evidence that the mortgage referred to in subparagraph (i) above has been duly recorded in the appropriate recording offices and that all filing and recording taxes and fees have been paid;

            (iii) a mortgage loan title insurance policy insuring the mortgage referred to in subparagraph (i) above in an amount acceptable to the Collateral Agent issued by the Title Insurance Company and in form and substance reasonably satisfactory to the Collateral Agent, along with such reinsurance and direct access agreements as the Collateral Agent may deem necessary or desirable;

            (iv) a survey in form and substance reasonably satisfactory to the Collateral Agent, certified to the Collateral Agent and the Title Insurance Company pursuant to a certification reasonably satisfactory to the Collateral Agent;

            (v) a favorable opinion of Barrett & McNagny, LLP, local counsel to the Lender Parties, in form and substance reasonably satisfactory to the Collateral Agent;

            (vi) evidence of the insurance required by the terms of the mortgage referred to in subparagraph (i) above; and

            (vii) such other assignments, security agreements and other documents as may be reasonably required by the Collateral Agent to obtain and perfect liens and security interests for the benefit of the Lender Parties in the assets acquired by the Borrower in connection with the GalvPro Facility.

            SUBPART 4.3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

            SUBPART 4.4. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

            SUBPART 4.5. Successors and Assigns. This Amendment shall be binding upon the Borrower, the Lenders and the Agents and their respective successors and assigns, and shall inure to their successors and assigns.

            SUBPART 4.6. Representations and Warranties; Event of Default. In order to induce the Lenders to execute and deliver this Amendment, (a) the Borrower represents and warrants to the Agents, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, the following statements are true and correct: (i) the representations and warranties set forth in Article IV of the Existing Credit Agreement and in the other Loan Documents are true and correct on the Fourth Amendment Effective Date as if made on the

Fourth Amendment Effective Date and after giving effect to the Fourth Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) no Default has occurred and is continuing; and (iii) the GalvPro Asset Purchase Agreement contains unqualified representations and warranties from the seller thereunder providing that the consummation of such acquisition will not violate or otherwise breach agreements to which such seller is a party and (b) the Borrower agrees that any breach in any material respect of any representation, warranty, or covenant contained in this Amendment shall constitute an Event of Default.

            SUBPART 4.7. Modifications to this Amendment. This Amendment can be amended, waived or otherwise modified by instrument in writing signed by the Borrower and the Required Lenders.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

                                          STEEL DYNAMICS, INC.


                                          By: /s/ THERESA E. WAGLER
                                              ---------------------------
                                              Title: ASSISTANT SECRETARY



                                          JPMORGAN CHASE BANK,
                                            as Administrative Agent and
                                                Collateral Agent and as a Lender

                                          By: /S/  JAMES H. RAMAGE
                                              ---------------------------------
                                              Title: MANAGING DIRECTOR



                                         MORGAN STANLEY SENIOR FUNDING, INC.,
                                            as Arranger and Syndication Agent
                                                and as a Lender


                                          By: /S/ JAAP L. TONCKENS
                                             ----------------------------------
                                              Title: VICE PRESIDENT



                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                            as Documentation Agent and as a
                                                Lender


                                          By: /S/ ILLEGIBLE
                                             ----------------------------------
                                              Title: DULY AUTHORIZED SIGNATORY